UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	OCN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2020, Ocwen Financial Corporation (the “Company”) filed Articles of Amendment (the “Articles of Amendment”) to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) with the Secretary of State of Florida to effect a one-for-fifteen (1-for-15) reverse stock split (the “Reverse Stock Split”) of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and to also reduce the Company’s authorized shares of Common Stock by a factor of fifteen (15). The Articles of Amendment provide that they shall become effective at 5:00 p.m. Eastern Standard Time on August 13, 2020 (the “Effective Time”). The Company’s Common Stock is expected to begin trading on a split-adjusted basis on the New York Stock Exchange at market open on August 14, 2020 under the new CUSIP number: 675746 606. The trading symbol for the Company’s Common Stock will remain “OCN.”

As a result of the Reverse Stock Split, at the Effective Time every fifteen (15) shares of issued Common Stock will be automatically combined and converted into one (1) issued share of Common Stock. No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who would otherwise be entitled to a fractional share of Common Stock are instead entitled to one (1) whole share in lieu of such fractional share. The Reverse Stock Split does not change the par value of the Common Stock. Upon effectiveness, the number of shares of Common Stock authorized under the Articles of Incorporation will be reduced from 200,000,000 to 13,333,333.

The foregoing description of the Reverse Stock Split is qualified in its entirety by reference to the complete text of the Articles of Amendment, a copy of which is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Ocwen Financial Corporation, effective August 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: August 10, 2020	By:	/s/ June C. Campbell
June C. Campbell
Chief Financial Officer